Prepaid Expenses and Other Current Assets	6 Months Ended
Jun. 30, 2025
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

5. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	As of
	June 30, 2025	December 31, 2024
	(Unaudited)
Amounts due from export agent (i)	$27,412	$26,810
Prepaid expenses (ii)	7,498	7,386
Deductible input VAT (iii)	3,080	3,015
Deposit (iv)	1,536	1,572
Advance to staff	736	696
Others	10	7
Less: impairment loss	(11,644)	(10,787)
Total	$28,628	$28,699

(i)	In April 2023, NWTN Zhejiang entered into vehicle sales agreements with entities including Jizhida’an (Jinhua) Technology Co., Ltd (hereinafter referred to as “Jizhida’an”). Pursuant to these agreements, the vehicles to be sold would be transferred to export agents (such as China National Vehicles IMP. & EXP. Co., Ltd, hereinafter referred to as “Vehicles IMP. & EXP.”) and then purchased by FZCO through separate vehicle sales agreements. These sales agreements were procedural in nature, in order to facilitate the process of vehicles exportation from Mainland China to the Group’s factory in the UAE. In this regard, the Group did not recognize revenue or cost. In addition, the transaction price would be separately settled under each agreement, therefore, the Group recognized the receivables from Jizhida’an in other current assets and payables to Vehicles IMP. & EXP in accounts payable. As of June 30, 2025 and December 31, 2024, the Group recorded impairment losses for the receivables of US$3.2 million and US$2.4 million, respectively, based on the management’ estimation of the collectability of the amounts due from vehicle import and export.
(ii)	Prepaid expenses primarily consisted of directors’ and officers’ insurance expenses to be amortized within a year and prepaid commission expenses for financing and marketing services, advance payment for the potential investment or acquisition as of June 30, 2025 and December 31, 2024. As of December 31, 2023, the Group recorded impairment losses for the prepaid expenses of US$11.2 million based on the management’ estimation of the recoverability, considering the suspension of certain business operations and the uncertainty regarding the ability to reclaim the prepaid expenses. As of June 30, 2025 and December 31, 2024, the Group recorded impairment losses for prepaid expenses of US$7.3 million and US$7.2 million, respectively, based on the management’ estimation of the recoverability.

(iii)	Deductible input VAT will be expected to be utilized in the future, and there is no expiry of the deductible input VAT as per the country’s jurisdiction.

(iv)	Deposits mainly consisted of property rental deposits, car rental deposits and export agent deposits. As of June 30, 2025 and December 31, 2024, the Group recorded impairment losses of US$0.6 million and US$0.6 million, respectively, based on the management’ estimation of the collectability of the deposits.